Exhibit 99.1

Investor Presentation September 2021 1

Safe Harbor 2 The information in this presentation is provided to you by LiveXLive Media, Inc . (the “Company”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of its revenue ; the Company’s ability consummate any proposed financing, acquisition or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition or transaction will not occur or whether any such event will enhance shareholder value ; ability to attract, maintain and increase the number of the Company’s users and paid subscribers ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company identifying, acquiring, securing and developing content ; successfully implementing the Company’s growth strategy, including relating to its technology platform and applications, management’s relationships with industry stakeholders, the effects of the global Covid - 19 pandemic, changes in economic conditions, and competition ; risk and uncertainties applicable to the businesses of the Company’s subsidiaries ; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10 - K, filed with the Securities and Exchange Commission (the “SEC”) on July 14 , 2021 , Quarterly Report on Form 10 - Q, filed with the SEC on August 16 , 2021 , and other filings and submissions with the SEC . These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law . Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances . This presentation speaks as of September 13 , 2021 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date .

Rebranding And Name Change to “LiveOne” 3 LiveXLive recently announced its plan to rebrand and change its name to “LiveOne” and expects to change its Nasdaq Stock Symbol to "LVO" As part of LiveXLive's plans to rebrand its businesses as the "ONE" brand, LiveXLive plans to rebrand its individual subsidiaries and businesses as follows: • Its podcasting business, PodcastOne, will remain branded as PodcastOne • Its music subscription business, Slacker, will be branded as "SlackerOne" • Its pay - per - view business is anticipated to be spun out as a separate public company and will be branded as "PPVOne" • Its live music business, React Presents, will be branded as "ReactOne" • Its merchandising business, CPS, will be branded as "PersonalizedMerchOne" • Its original content business will be branded as "StudioOne“ Separately, LiveXLive also announced its intention to spin - out its existing pay - per - view business as a separate public company and its plan to distribute a portion of the new company's equity to LiveXLive's stockholders, anticipated to take place by March 31, 2022, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements.

• The only all - in - one global streaming platform dedicated to streaming of live music, entertainment, podcasts, vodcasts, audio and video content • Delivers live entertainment to millions of fans in 220+ countries • Offers premium live streams from the world’s top festivals and concerts, expertly curated streaming radio stations , podcasts , vodcasts, and original video and audio content connecting artists to their fans 24/7 4 LiveXLive at a Glance We give fans, brands, and bands the best seat in the house Listen Complementary Portfolio of Assets and Brands Watch Attend Engage Transact

1.16M+ 1 Paid Subscribers (06/30/21) Premium Content with Global Reach 5 3.9B+ Audio Listens since 01/01/20 193 Livestreamed Music Events since 01/01/20 1,800+ Artists Streamed since 01/01/20 220+ Countries and territories Reached by Live Music Streaming 294M+ people reached via 24 - hour OTT streaming channel 1,304+ Hours of Live Music since 01/01/20 Platforms TikTok Twitter Dailymotion STIRR O&O Facebook YouTube Twitch Podcasting over 235 shows and distributes over 300 podcast episodes per week 1 See the Company's 10 - Q for QE 06/30/21

Investment Highlights Multiple monetization paths and levers to drive sustainable growth Growing library of original content and exclusive content partnerships LiveXLive’s model addresses five large market verticals Global network of distribution and channel partners 6 3 4 5 6 Distinguished Board of Directors and advisors with industry experience 8 A leading all - in - one streaming artist platform 1 Successful M&A strategy drives diversified revenue base 2 World - class management team 7

1 A Leading All-in-One Streaming Artist Platform

LiveXLive / Slacker Radio

- Leading premium music & live streaming platform featuring **193 events** & **1,800+ artists**
- **Pay-per-view platform** allows artists to perform digital concerts with innovative features
- 24-hour linear OTT streaming channel reaches **294M+** households
- Nearly all new Tesla EVs sold in the U.S. comes with a paid 1-year subscription to Slacker
- StudioOne to produce original content slate both live and taped; short, medium and long formats podcastone

- Subscription and advertiser-supported podcast network
- **300+ episodes distributed per week** and **235+ shows on air currently**
- Total social media reach **exceeds 280M**
- New Vodcast Network features **video podcasts from creators** produced by StudioOne

Custom Personalization Solutions

- eCommerce-focused merchandise personalization company
- Thousands of exclusive personalized items
- **Deep partnerships with artists** to create exclusive merchandise
- Further **diversifies business model** into merchandising business react presents

- Full-service club, concert, and festival promotion company
- Produces **300+ club and theater events annually**
- Features world-class festivals, e.g. ***Spring Awakening***, ***Mamby on the Beach***
- **Fully integrated** into network of talent booking and marketing content

LiveXLive 7

8 Attract, produce and create differentiated and exclusive content 1 Host live concerts and pay - per - view events to expand audience reach 2 Utilize actionable audience data and insights to improve experience 3 All - in - one content platform enhances user engagement & retention 5 Multiple monetization channels drive growth and strong artist value proposition 7 Cultivate meaningful connections between artists and their fans, 24/7 6 Attract Engage Retain Monetize 1 Flywheel Strategy Creates Superior Value Proposition Differentiated experience drives user conversion 4

1 Unrivaled Capabilities Across Audio, Video, and Live Events

		Audio streaming								Live music streaming				Music events	
		LiveXLive	Spotify	SiriusXM / Pandora	Deezer	amazon music	Apple Music	YouTube Music	iHeart MEDIA	melody / napster	Boiler Room	nugs.net	STAGEIT	Live Nation	AEG / eventim
Audio streaming	Ad-supported	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗
	Subscription	✓	✓	✓	✓	✓	✓	✓	✓	✓	✗	✓	✗	✗	✗
	Podcasts	✓	✓	✓	✓	✓	✓	✓	✓	✗	✗	✗	✗	✗	✗
Video streaming	Originals	✓	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✗	✗	✗
	Live video streaming	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✓	✗	✗	✗
	Ticketed show	✓	✗	✗	✗	✗	✗	✗	✗	✓	✓	✗	✓	✓	✗
	Linear / OTT channels	✓	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗
Live events		✓	✗	✗	✗	✗	✗	✗	✓	✗	✓	✗	✗	✓	✓
Merchandise		✓	✗	✗	✗	✗	✗	✗	✗	✗	✓	✗	✗	✓	✓

Sources: Company filings, Company websites

LIVEXLIVE 9

Successful M&A Strategy Drives Diversified Revenue Base 10 Multifaceted revenue streams anchored by recurring subscription revenue 2 Revenue composition as of 06/30/20 Revenue composition as of 06/30/21 85% 2% 11% 2% Subscription Advertising Merchandising Ticket / Event 23% 21% 13% 10% 33% Sponsorship & Licensing

Multiple Monetization Paths and Levers to Drive Sustainable Growth 11 3 Leverage existing platform and artist relationships Merchandise target superfans with large addressable market Broaden offering to advertisers and diversify revenue streams Podcasts capture fast - growing market and non - music share of time Drive subscriber growth and increase brand awareness Live events attract large attendance Multiple ways to monetize content, e.g. sponsorship, PPV Live stream and exclusive content optimize fans retention

4 Growing Library of Original Content and Exclusive Content Partnerships

Highly-rated Originals

LIVE ZONE MUSIC NEWS

- Weekly music and celebrity news show
- Traveling studio that **originates from live music events and festivals**
- Highlight events by showcasing **exotic locales, unique venues, and artist backstories**

MUSIC LIVES

- **72-hour** live streamed music festival (Mar 26 – 28, 2021)
- Featured **130 artists** and generated **nearly 28 million views** during 3-day festival
- Inaugural festival in 2020 generated **5 billion views** on TikTok for hashtag #musiclives

Podcasts Partnerships


The Adam Carolla Show.
podcastone


LADYGANG


MEA CULPA
NOTHING BUT THE TRUTH


FROM NEGATIVE TO POSITIVE
PODCAST WITH PITBULL
StateFarm


MUSIC LIVES
PODCASTS
NEGATIVE TO POSITIVE
Arts
THE STACKS
GEFFEN PLAYHOUSE

StudioOne to develop and distribute new originals and tentpole events across the platform

LIVE X LIVE 12

5 LiveXLive's Model Addresses Five Large Market Verticals

- Over 300 million paid music subscribers globally today – estimated to grow to 1.2 billion by 2030
- 74% of concert fans said they will continue to watch livestreaming events even after physical events resume
- 37% (104 million) listen to podcasts at least every month

MUSIC SUBSCRIPTIONS


2021
3.8 Billion
1.6 Billion
2014
Over 3.8 billion smartphone users projected globally by this year

LIVE EVENTS


30M+ People attend at least one music festival in the US annually
52% of US attended a live music event in 2018
Global live music market expected to be $30B in 2021

LIVESTREAM


Global video streaming market expected to be $80B by 2025
Users watch live video 3x longer and comment 10x more than recorded footage

MERCHANDISE


Global licensed merchandise market expected to reach $400B by 2023

PODCAST


2021, spending will jump nearly 45% to $1.13 billion. As podcast listenership has soared in recent years, ad dollars will continue to follow suit.

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research

LIVEXLIVE 13

Global Network of Distribution and Channel Partners 14 6 Desktop Mob ile OTT Over 220 countries reached by Live Music Streaming

7 World-Class Management Team



Robert Ellin
Chairman & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



Dermot McCormack
President

Renowned music industry executive, with expertise from content development to technology, growth strategies and monetization



Michael Quartieri
EVP, CFO

Former CFO at Scientific Games (Nasdaq: SGMS) and SVP, CAO at Las Vegas Sands (NYSE: LVS). Recognized in 2020 by Institutional Investor as the #1 Chief Financial Officer in Gaming and Lodging



Norman Pattiz
Executive Chairman PodcastOne

Over 50 years deep experience in radio, original programming and podcasts, and former founder of Westwood One, the largest radio network in the U.S.



Mike Bebel
Senior EVP

Music industry veteran & digital music service entrepreneur with more than 20 years of global operating experience



Jackie Stone
CMO

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty



David Schulhof
Chief Development Officer

Executive with more than 20 years of experience in the music, digital media & private equity sectors



Jason Miller
Global Head Of Sales

National brand advertising developer who has integrated solutions across audio, video, digital, social, mobile, & event platforms



Roe Williams
Global Head of Talent And Artist Partnerships

Previously orchestrated deals with Adidas, Grey Goose, Tosy, Office Max, Unilever, and General Mills

LIVE X LIVE 15

8 Distinguished Board of Directors and Advisors with Industry Experience

Distinguished & Experienced Board of Directors



Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies



Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



Maria Garrido
Independent Director

Sr. Vice President Brand Management at Vivendi Group



Kris Wright
Independent Director

Vice President, Global Mens Footwear, Sport Lifestyle Product

Strong Suite of Formal Advisors



Steven Bornstein
Former CEO of ESPN and NFL Network



Jason Flom
CEO of Lava Records



Chris McGurk
Former CEO of MGM and Universal Pictures



Roger Werner
Former CEO and President of ESPN and Speedvision



Jules Haimovitz
Former President of Viacom and founder of Showtime

LIVEXLIVE 16

Appendix

LIVEXLIVE

LiveXLive creates a valuable connection between bands, fans and brands by building long-term franchises in audio, video, podcasting, pay-per-view (PPV), livestreaming, and specialty merchandise

Overview

- A leading premium streaming platform delivering premium livestreams from the world's top artists, festivals and concerts, and original artists' video and audio content
- Pay-per-view (PPV) platform allows artists to perform digital PPV concert(s) with innovative digital features, such as virtual meet & greets, behind the scenes access, and real-time unique and collectible merchandise offerings
- Multiple monetization avenues including subscription, advertising, sponsorship, merchandise sales, licensing, and ticketing
- Ability to produce premium live events for approx. $20K/hr., compared to current industry comps at approx. $500K/hr
- Integrated business model allows for the same content to be monetized many different times and in many different ways
- Nearly all new Tesla EVs sold in the U.S. come with a paid one-year subscription to LiveXLive and Slacker Radio streaming app

LiveXLive's 24-hour linear OTT streaming channel reaches 294 million+ households

Samsung SMART TV xumo sling firetv Roku tv

Selected franchise titles

MUSIC LIVES ON
(Weekly Friday night livestream concert)

LIVEXLIVE LIVE ZONE MUSIC NEWS
(Weekly music and celebrity news show)

LIVEXLIVE MUSIC LIVES 2021
(72-hour non-stop livestreamed music festival)

ARTIST DNA
(Mini-docu series on various music artists)

LIVEXLIVE PRESENTS THE SHOW
(Weekly hip-hop music performance show)

Selected metrics

193
Livestreamed Music Events since 01/01/20

1,800+
Artists Streamed since 01/01/20

179M+
Content views over time

1.16M+[1]
Paid subscribers (06/30/21)

[1] See the Company's 10-Q for QE 06/30/21

LIVEXLIVE 18

LiveXLive’s Slacker Radio is a subscription music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM • Blends a team of forward - thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery • Estimated music subscription global TAM currently at over 300 million paid music subscribers - estimated to grow to 1.2 billion by 2030 1 • Targeted 10 million paid subscribers (0.8% of 2030 estimated TAM) 30M+ Songs in catalogue 500+ Expertly crafted stations, podcasts, concerts, PPV events 3.9B+ Audio Listens since 01/01/20 64B+ Audio listens since inception 1.16M+ 2 Paid subscribers (06/30/21) 85+ Automobiles partnerships for in - built music streaming $ 19 1 Broker research 2 See the Company's 10 - Q for QE 06/30/21 podcastone

Overview

- Acquired in July 2020
- Revenue of $27.2 million in the 12 months ended June 30, 2021
- Exclusive podcasters include Adam Carolla, Pitbull, Brett Favre, "Stone Cold" Steve Austin, Michael Irvin, and Lady Gang
- Networks include Sports Network, Woman of Podcasting, etc.
- Recently created the new Vodcast Network, featuring videos video podcasts from new and existing podcasters
- PodcastOne's founder and Chairman, Norman Patiz, founded and built Westwood One into the largest radio network in the U.S

Key highlights

- **235+ shows** and produces over **300 podcast episodes** per week
- Over **2.38 billion** podcast downloads in the 12 months ended June 30, 2021
- LadyGang podcast recently reached over **100 million** downloads
- Total social media reach across the exclusive talent roster of PodcastOne now exceeds **280 million**

Select industry stats

37%(104M) Listen to podcasts at least every month

24%(68M) Listen to podcasts weekly

41% of monthly podcast listeners have household income **>75K**

Podcast listeners subscribe to an average of **6** shows

Podcast listeners listen to an average **7** different shows per week

93% listen to all or most of each episode

81% podcast listeners pay attention to podcast ads

60% podcast listeners have bought something from a podcast ad

Source: Broker research, 2021 PodcastHosting.org

LIVEXLIVE 20

21 • Acquired in December 2020 • Direct - to - consumer commerce platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Intends to partner with artists and stars from the music, podcast and entertainment industry with massive social media and ma rke ting reach • Provides monetization opportunities for both LiveXLive and artists $20M CY2020 Revenue $1M CY2020 EBITDA $400B Expected global licensed merchandise market by 2023 react presents


SPRING AWAKENING
EXCURSIONS
CANCUN AWAKENING
APRIL 28 - MAY 2, 2021 • CANCUN, MEXICO
THURSDAY
FRIDAY
SATURDAY
ZEDS DEAD
CLAUDE VONSTROKE
DILLON FRANCIS
LIQUID STRANGER
GIOLI & ASSIA
GENE FARRIS
DREZO
OFFAIAH
ALPHABETICAL ORDER
AFTERLIFE • ARVI MALA & ALEX KISELOV • BIRTHDAYY PARTYY
DAVID SATTVA • DOGMA • HALEIGH HAUS • JOHN JOSHUA • MASS APPEAL
MASTERIA • MEMO ARVAYO • PORN AND CHICKEN
REDUX • SLATER HOGAN • WITH LOVE
5 DAYS OF ALL-INCLUSIVE FOOD & DRINKS, BOAT PARTIES,
POOL PARTIES, AND EXCURSIONS AROUND MEXICO

- Full-service club, concert, and festival promotion company
- Produces 300+ club and theater events annually across the Midwest (pre-COVID)
- Features world-class festivals such as *Spring Awakening Music Festival* & *Mamby on the Beach*
- React Presents team is fully integrated into the LiveXLive ecosystem including talent booking & marketing of LiveXLive content
- Launched React curated playlists on LiveXLive in 2020
- *"Spring Awakening Excursions"* series *"Cancun Awakening"* rescheduled to take place January 13 – 17, 2022, a boutique destination vacation package with world class artists in an intimate setting
- React Presents recorded revenue of approximately $15 million in 2019
- 79% of fans expect to return to live music within 4 months of COVID-19 restrictions lifting
- 85% of all Ticketmaster tickets were held for postponed events rather than asking for refunds

LIVE X LIVE
22

NASDAQ: LIV X | IR@LIVEXLIVE.COM